                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-90324



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
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                          VARIABLE ANNUITY ACCOUNT NINE
                SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES:

                ALLIANCEBERNSTEIN OVATION DATED OCTOBER 24, 2005
              ALLIANCEBERNSTEIN OVATION PLUS DATED OCTOBER 24, 2005
            ALLIANCEBERNSTEIN OVATION ADVISOR DATED OCTOBER 24, 2005
           ALLIANCEBERNSTEIN OVATION ADVANTAGE DATED OCTOBER 24, 2005
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         AIG SunAmerica Life Assurance Company ("AIG SunAmerica") is amending its contract prospectus for the purpose of providing you with information regarding the proposed acquisition of AllianceBernstein Balanced Shares Portfolio ("Balanced Shares Portfolio") by AllianceBernstein Balanced Wealth Strategy Portfolio ("Balanced Wealth Portfolio"), both of which are or will be underlying funds of the contracts' variable investment options.

         AIG SunAmerica has received notification that the Board of Directors of the Balanced Shares Portfolio has approved a Plan of Acquisition and Liquidation pursuant to which the Balanced Shares Portfolio will be acquired by Balanced Wealth Portfolio ("Acquisition"), and the Balanced Shares Portfolio will terminate. The Balanced Shares Portfolio and Balanced Wealth Portfolio are both series of the AllianceBernstein Variable Products Series Fund, Inc. ("Trust"). The Acquisition does not require approval by the Balanced Shares Portfolio's shareholders. The Acquisition is proposed to become effective later in the third quarter of 2008, with an expected closing date of September 26, 2008 ("Acquisition Date").

         After 4:00 p.m. Eastern Time ("ET") on the Acquisition Date, all Contract owner Accumulation Unit values in the variable investment options supported by the Balanced Shares Portfolio will be automatically transferred into the variable investment option supported by the Balanced Wealth Portfolio.

         Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Balanced Shares Portfolio's variable investment options after 4:00 p.m. ET on the Acquisition Date, such transaction will not be in good order, and we will obtain alternate instructions from you prior to executing the transaction.

         Neither our automatic transfer of the Accumulation Unit value to the Balanced Wealth Portfolio, nor your transfer of assets out of the Balanced Shares Portfolio prior to the Acquisition Date or out of the Balanced Wealth Portfolio within 60 days after the Acquisition Date, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of the US Mail Policy.

         For a period of time after the Acquisition Date, we may provide you with confirmations, statements and other reports that contain the name of the Balanced Shares Portfolio's variable investment option.

         Should you have any questions, please contact our Variable Annuity Service Center between the hours of 8:45 a.m. and 7:00 p.m. ET, Monday through Friday, at 1-800-255-8402.



                Please keep this supplement with your prospectus


Dated: August 6, 2008


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